UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2018

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02         Results of Operations and Financial Condition.

On October 25, 2018, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the third quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the third quarter ended September 30, 2018 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated September 11, 2018, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Thursday, October 25, 2018 through the investor relations section of the Corporation’s website: www.1firstbank.com or through the dial-in telephone number 877-506-6537 or 412-380-2001 for international callers. The conference number is 10123992.

In addition to various financial measures that are not recognized under generally accepted accounting principles (non-GAAP financial measures) and are discussed and reconciled in the attached press release, the Corporation has disclosed the ratios of adjusted provision for loan and lease losses to net charge-offs and adjusted allowance to total loans held for investment.  These ratios exclude the effects related to: (a) Net loan loss reserve releases of $2.8 million and $2.1 million recorded in the third and second quarters of 2018, respectively, and the $66.5 million charge to the provision recorded in the third quarter of 2017 associated with the effects of Hurricanes Maria and Irma, and (b) the qualitative allowance associated with the effects of Hurricanes Maria and Irma of $24.9 million, $42.2 million, $46.8 million, $55.6 million, and $66.5 million as of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively. Management believes that this information helps investors understand the adjusted measures without regard to items that are not expected to reoccur with any regularity or may reoccur at uncertain times and in uncertain amounts on reported results and facilitates comparisons with prior periods.

Management believes that disclosure of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. In addition, the Corporation may utilize these non-GAAP financial measures as a guide in its budgeting and long-term planning process. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

There follow reconciliations of the ratios of adjusted provision for loan and lease losses to net charge-offs for the quarter and nine-month periods ended September 30, 2018 and 2017, and the adjusted allowance for loan and lease losses to total loans held for investment as of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017:

	Provision for loan and lease losses to Net Charge-Offs (GAAP to Non-GAAP reconciliation)		Provision for loan and lease losses to Net Charge-Offs (GAAP to Non-GAAP reconciliation)		Provision for loan and lease losses to Net Charge-Offs (GAAP to Non-GAAP reconciliation)

	Quarter Ended September 30, 2018		Quarter Ended June 30, 2018		Quarter Ended September 30, 2017

(In thousands)	Provision for Loan and Lease Losses	Net Charge-Offs	Provision for Loan and Lease Losses	Net Charge-Offs	Provision for Loan and Lease Losses	Net Charge-Offs

Provision for loan and lease losses and net charge-offs (GAAP)	$11,524	$32,996	$19,536	$23,357	$75,013	$17,628
Less Special items:
Hurrricane-related qualitative reserve release (provision)	2,781	-	2,057	-	(66,490)	-
Provision for loan and lease losses and net charge-offs, excluding special items (Non-GAAP)	$14,305	$32,996	$21,593	$23,357	$8,523	$17,628

Provision for loan and lease losses to net charge-offs (GAAP)	34.93%		83.64%		425.54%
Provision for loan and lease losses to net charge-offs, excluding special items (Non-GAAP)	43.35%		92.45%		48.35%

	Provision for loan and lease losses to Net Charge-Offs (GAAP to Non-GAAP reconciliation)		Provision for loan and lease losses to Net Charge-Offs (GAAP to Non-GAAP reconciliation)

	Nine-Month Period Ended September 30, 2018		Nine-Month Period Ended September 30, 2017

(In thousands)	Provision for Loan and Lease Losses	Net Charge-Offs	Provision for Loan and Lease Losses	Net Charge-Offs

Provision for loan and lease losses and net charge-offs (GAAP)	$51,604	$82,884	$118,551	$93,284
Less Special items:
Hurrricane-related qualitative reserve release (provision)	11,245	-	(66,490)	-
Provision for loan and lease losses and net charge-offs, excluding special items (Non-GAAP)	$62,849	$82,884	$52,061	$93,284

Provision for loan and lease losses to net charge-offs (GAAP)	62.26%		127.09%
Provision for loan and lease losses to net charge-offs, excluding special items (Non-GAAP)	75.83%		55.81%

	Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP to Non-GAAP reconciliation)		Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP to Non-GAAP reconciliation)		Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP to Non-GAAP reconciliation)

	As of September 30, 2018		As of June 30, 2018		As of March 31, 2018

(In thousands)	Allowance for Loan and Lease Losses	Total Loans Held for Investment	Allowance for Loan and Lease Losses	Total Loans Held for Investment	Allowance for Loan and Lease Losses	Total Loans Held for Investment

Allowance for Loan and Lease Losses and Total Loans Held for Investment (GAAP)	$200,563	$8,716,953	$222,035	$8,640,291	$225,856	$8,695,890
Less Special items:
Hurricane-related qualitative allowance for loan and lease losses	(24,875)	-	(42,158)	-	(46,781)	-
Allowance for Loan and Lease Losses and Total Loans Held for Investment, excluding special items (Non-GAAP)	$175,688	$8,716,953	$179,877	$8,640,291	$179,075	$8,695,890

Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP)	2.30%		2.57%		2.60%
Allowance for Loan and Lease Losses to Total Loans Held for Investment, excluding special items (Non-GAAP)	2.02%		2.08%		2.06%

	Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP to Non-GAAP reconciliation)		Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP to Non-GAAP reconciliation)

	As of December 31, 2017		As of September 30, 2017

(In thousands)	Allowance for Loan and Lease Losses	Total Loans Held for Investment	Allowance for Loan and Lease Losses	Total Loans Held for Investment

Allowance for Loan and Lease Losses and Total Loans Held for Investment (GAAP)	$231,843	$8,850,476	$230,870	$8,877,214
Less Special items:
Hurricane-related qualitative allowance for loan and lease losses	(55,584)	-	(66,490)	-
Allowance for Loan and Lease Losses and Total Loans Held for Investment, excluding special items (Non-GAAP)	$176,259	$8,850,476	$164,380	$8,877,214

Allowance for Loan and Lease Losses to Total Loans Held for Investment (GAAP)	2.62%		2.60%
Allowance for Loan and Lease Losses to Total Loans Held for Investment, excluding special items (Non-GAAP)	1.99%		1.85%

Item 9.01         Financial Statements and Exhibits

            (d)         Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated October 25, 2018 - First BanCorp Announces Earnings for the quarter ended September 30, 2018

99.2	First BanCorp Conference Call Presentation – Financial Results for the third quarter ended September 30, 2018

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated October 25, 2018 - First BanCorp Announces Earnings for the quarter ended September 30, 2018

99.2	First BanCorp Conference Call Presentation – Financial Results for the third quarter ended September 30, 2018

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	EVP and Chief Financial Officer

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